Exhibit 10.2.6

AMENDMENT NO. 4
TO
NOTE AND EQUITY PURCHASE AGREEMENT
by among
MGP INSTRUMENTS, INC.
AS BORROWER,
DOSIMETRY ACQUISITIONS (U.S.), LLC
(successor by merger to Dosimetry Acquisitions (U.S.). Inc.)
AS GUARANTOR,
AMERICAN CAPITAL FINANCIAL SERVICES, INC.
AS AGENT
and
THE PURCHASERS IDENTIFIED ON
ANNEX A HERETO
Date of Amendment No. 4: May 14, 2008
Date of Amendment No. 3: June 30, 2006
Date of Amendment No. 2: November 1, 2005
Date of Amendment No. 1: October 22, 2004
Original Date: June 23, 2004

AMENDMENT NO. 4
TO
NOTE AND EQUITY PURCHASE AGREEMENT
$24,944,400 Aggregate Principal Amount of Senior Term B Notes Due June 23, 2010
$12,168,000 Aggregate Principal Amount of Senior Subordinated Notes Due June 23, 2011
$4,867,200 Aggregate Principal Amount of Junior Subordinated Notes Due June 23, 2011
$8,213,400 Revolving Loan Facility
     THIS AMENDMENT NO. 4 TO THE NOTE AND EQUITY PURCHASE AGREEMENT, dated as of May 14, 2008 (this “Amendment”), is by and among MGP INSTRUMENTS, INC. (“Borrower”), DOSIMETRY ACQUISITIONS (U.S.), LLC (“Topco”), as Guarantor, AMERICAN CAPITAL STRATEGIES, LTD. (“ACAS”), ACS FUNDING TRUST I (“AFT,” and together with ACAS, the “Purchasers”), and AMERICAN CAPITAL FINANCIAL SERVICES, INC., a Delaware corporation (“ACFS”), as agent for Purchasers (in such capacity “Agent”). Capitalized terms used and not defined elsewhere in this Amendment have the meanings assigned to such terms in the Agreement (as defined below).
RECITALS
     A. The Borrower, ACAS, and ACFS are parties to a Note and Equity Purchase Agreement dated as of June 23, 2004 (as amended to date, the “Agreement”), pursuant to which ACAS purchased from the Borrower certain Senior Term B Notes; certain Senior Subordinated Notes; and certain Junior Subordinated Notes.
     B. ACAS has sold or contributed certain of the Notes to AFT.
     C. The Borrower has requested, and Agent and Purchasers have agreed, to extend the Revolving Loan Termination Date until October 14, 2010.
     D. All capitalized terms used but not defined herein shall have the respective meanings ascribed in the Agreement.
     NOW, THEREFORE, the parties hereto, in consideration of the premises and their mutual covenants and agreements herein set forth and intending to be legally bound hereby, covenant and agree as follows:
ARTICLE 1
AMENDMENT
     1.1 Consent. Pursuant to Section 15.2 of the Agreement, each of the undersigned Agent and Purchasers hereby consent to this Amendment and agree, subject to the conditions set forth herein, that upon the execution hereof, the Agreement is hereby amended as follows and shall be deemed to be amended, effective as of the date set forth above.
     1.2 Amendment to Section 2.3. Section 2.3(a) of the Agreement is hereby amended by replacing the phrase “June 23, 2008” with the phrase “October 14, 2010”.
ARTICLE 2
REFERENCE TO AND EFFECT ON THE AGREEMENT
     2.1 References. On and after the date hereof, (i) each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Agreement as amended hereby, and (ii) each reference to the Agreement in all other Purchase Documents shall mean and be a reference to the Agreement, as amended hereby.
     2.2 Effects. Except as specifically amended above, the Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. Without limiting the foregoing, all representations and warranties of the Loan Parties contained in the Purchase Documents or made in writing in connection therewith and herewith shall survive the execution and delivery of this Amendment.
     2.3 No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser, or constitute a waiver of, or consent to and departure from, any provision of the Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES
     3.1 Each Loan Party hereby represents and warrants as follows:
          (a) This Amendment constitutes a legal, valid and binding obligation of such Loan Party and is enforceable against such Loan Party in accordance with its terms.
          (b) Such Loan Party has no defense, counterclaim or offset with respect to the Agreement or the Notes.
ARTICLE 4
AGENT’S FEES AND EXPENSES
     4.1 Agent’s Fees and Expenses. The Borrower shall payor cause to be paid to Agent or its designee a fee in the amount of $1,000 in consideration for the preparation and negotiation of the Amendment.

ARTICLE 5
MISCELLANEOUS
     5.1 Ratification. Except as expressly modified hereby, the Agreement remains in full force and effect.
     5.2 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
     5.3 Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Amendment.
     5.4 Headings. Article, section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     5.5 Counterparts. This Amendment may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.
     5.6 Integration. This Amendment, the Agreement, as amended, and the other Purchase Documents set forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and supersede all previous agreements and understandings among them concerning such matters. No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written terms hereof.
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SIGNATURE PAGE TO
AMENDMENT NO. 4 TO
NOTE AND EQUITY PURCHASE AGREEMENT
     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

LOAN PARTIES: MGP INSTRUMENTS, INC.
By:	/s/ Michael S. Wilson
	Name:	Michael Wilson
	Title:	Vice President & CEO

DOSIMETRY ACQUISITIONS (U.S.), LLC By its sole member Mirion Technologies, Inc.
By:	/s/ Thomas Logan
	Name:	Thomas D. Logan
	Title:	Chief Executive Officer

PURCHASERS: AMERICAN CAPITAL STRATEGIES, LTD.
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

ACS FUNDING TRUST I
By:	AMERICAN CAPITAL STRATEGIES,
LTD. its Servicer

By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

AGENT: AMERICAN CAPITAL FINANCIAL
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director